UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.__________)

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Vystar Corporation

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Vystar Corporation
3235 Satellite Blvd.
Building 400, Suite 290
Duluth, GA 30096

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 3, 2011

Dear Shareholders:

You are cordially invited to attend our 2011 Annual Meeting of Shareholders to be held on Friday, June 3, 2011 at 8:00 a.m. local time at the offices of Greenberg Traurig LLP, 3290 Northside Parkway, Suite 400, Atlanta, GA. We are holding the meeting to:

1.	Elect the five nominees to our Board of Directors named herein to serve for the ensuing year;

2.	Ratify the appointment of Habif, Arogeti & Wynne, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011; and

3.	Transact any other business that may properly come before the meeting.

If you owned our common stock at the close of business on May 2, 2011, you may attend and vote at the meeting. A list of shareholders eligible to vote at the meeting will be available for review during our regular business hours at our headquarters in Duluth, GA for the ten days prior to the meeting for any purpose related to the meeting.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by submitting your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided or if you are a registered shareholder of record you may fax your completed proxy card to the fax number printed on it or you may vote online using the instructions on the proxy card.  Any shareholder attending the meeting may vote in person, even if you have already voted a proxy card or voting instruction card.

Sincerely,

William R. Doyle

Chairman, CEO and President

May 10, 2011
Duluth, GA

VYSTAR CORPORATION

Proxy Statement
for the
Annual Meeting of Shareholders
To Be Held June 3, 2011

TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING	1

QUESTIONS AND ANSWERS	1

PROPOSAL 1 ELECTION OF DIRECTORS	3

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8

PRINCIPAL ACCOUNTING FEES AND SERVICES	9

AUDIT COMMITTEE PRE-APPROVAL OF SERVICES PERFORMED BY OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	9

REPORT OF THE AUDIT COMMITTEE*	10

CORPORATE GOVERNANCE	11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	12

EQUITY COMPENSATION PLAN INFORMATION	13

COMPENSATION DISCUSSION AND ANALYSIS	14

COMPENSATION COMMITTEE REPORT*	15

EXECUTIVE COMPENSATION	16
Summary Compensation Table	16
Employment Agreements	17
Grants of Plan-Based Awards for Fiscal Year 2010	18
Outstanding Equity Awards at Fiscal Year-End	19
Risk Analysis of Performance-Based Compensation Programs	19
Retirement and Deferred Compensation Plan Benefits	20
Perquisites and Additional Benefits and Programs	20
Potential Payments upon Termination Without Cause	20

DIRECTOR COMPENSATION	21

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	21

TRANSACTIONS WITH RELATED PERSONS	21

ANNUAL REPORT	22

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING	23

VYSTAR CORPORATION

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board of Directors (the “Board”) is soliciting proxies for our 2011 Annual Meeting of Shareholders to be held on Friday, June 3, 2011 at 8:00 a.m. local time at the offices of Greenberg Traurig LLP, 3290 Northside Parkway, Suite 400, Atlanta, GA.  Our offices are located at 3235 Satellite Blvd, Building 400, Suite 290, Duluth, GA 30096, and our telephone number is (770) 965-0383.

The proxy materials, including this proxy statement and proxy card, or voting instruction card and our 2010 Annual Report, are being distributed and made available on or about May 10, 2011. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

We will bear the expense of soliciting proxies. In addition to these proxy materials, our directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies in person, by telephone or email.  We will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.

QUESTIONS AND ANSWERS

Q:	Who may vote at the meeting?

A:
Our Board set May 2, 2011, as the record date for the meeting. If you owned our common stock at the close of business on May 2, 2011, you may attend and vote at the meeting. Each shareholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of April 20, 2011, there were 15,457,524 shares of our common stock outstanding and entitled to vote at the meeting.

Q:	What is the quorum requirement for the meeting?

A:	A majority of our outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum.

Your shares will be counted as present at the meeting if you:

▪	are present and entitled to vote in person at the meeting; or

▪	have properly submitted a proxy card or voting instruction card.

Both abstentions and broker non-votes (as described below) are counted for the purpose of determining the presence of a quorum.

Each proposal identifies the votes needed to approve or ratify the proposed action.

Q:	What proposals will be voted on at the meeting?

A:	There are two proposals scheduled to be voted on at the meeting:

▪	Election of the five members of our Board named herein;

▪	Ratification of Habif, Arogeti & Wynne, LLP as our independent registered public accounting firm.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment.

Q:	How may I vote my shares in person at the meeting?

A:
If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to vote in person at the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting. The meeting will be held at the the offices of Greenberg Traurig LLP, 3290 Northside Parkway, Suite 400, Atlanta, GA. If you need directions to the meeting, please visit http://www.gtlaw.com/Locations/Atlanta?wosView=directions.

Q:	How can I vote my shares without attending the meeting?

A:
Whether you hold shares directly as a registered shareholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. You will be able to do this by submitting your proxy by mail, fax or online by following the instructions on your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the enclosed envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

Q:	What happens if I do not give specific voting instructions?

A:
Registered Shareholder of Record.  If you are a registered shareholder of record and you sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Q.	Which ballot measures are considered “routine” or “non-routine?”

A.
The ratification of the appointment of Habif, Arogeti & Wynne, LLP as the Company’s independent registered public accounting firm for 2011 (Proposal No. 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2. The election of directors (Proposal No. 1) is considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1.

Q:	How can I revoke my proxy and change my vote after I return my proxy card?

A:
You may revoke your proxy and change your vote at any time before the final vote at the meeting. If you are a shareholder of record, you may do this by signing and submitting a new proxy card with a later date or by attending the meeting and voting in person. Attending the meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a bank or brokerage firm, you must contact that bank or firm directly to revoke any prior voting instructions.

Q:	Where can I find the voting results of the meeting?

A:
The preliminary voting results will be announced at the meeting. The final voting results will be reported in a current report on Form 8-K, which will be filed with the SEC within four business days after the meeting. If our final voting results are not available within four business days after the meeting, we will file a current report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the current report on Form 8-K within four business days after the final voting results are known to us.

PROPOSAL 1
ELECTION OF DIRECTORS

We currently have five members on our Board.  Shareholders will vote for the five nominees listed below to serve until our 2012 Annual Meeting of Shareholders and until such director’s successor has been elected and qualified, or until such director’s death, resignation or removal.

Each of the nominees listed below is currently a director of Vystar and has previously been elected by our shareholders. There are no family relationships among our directors or executive officers. If any nominee is unable or declines to serve as a director, the Board may designate another nominee to fill the vacancy and the proxy will be voted for that nominee.

Vote Required and Board Recommendation

Our Bylaws require that each director be elected by the majority of votes cast with respect to such director. Any nominee for director who receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election shall promptly tender his or her resignation to the Board.  Abstentions and broker non-votes will not have any effect on the outcome of this proposal. In tabulating the voting results for the election of directors, only “FOR” and “AGAINST” votes are counted.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES

Our Board of Directors

The following tables set forth the name and age of each nominee and director of Vystar whose term of office will continue after the meeting, the principal occupation of each during the past five years, and the year each began serving as a director of Vystar:

Nominees for Election as Directors for a Term Expiring in 2012

Name	Principal Occupation During Last Five Years	Age	Director Since
William R. Doyle
Mr. Doyle, the Chairman of the Board, President and Chief Executive Officer, joined Vystar in 2004 as Vice President Sales & Marketing.  He became President and Chief Operating Officer in December 2005.  He became Chairman of the Board, President and Chief Executive Officer of Vystar in March 2008.  Prior to that, Mr. Doyle served as Vice President of Marketing, Women’s Health, for Matria Healthcare, Inc., a disease management company, from  1999 to 2004. Mr. Doyle spearheaded the initial branding efforts at Matria as well as held responsibility for sales development, training, public relations, and marketing. He has worked in many aspects of healthcare industry for over twenty years encompassing manufacturing, sales, marketing and advertising. In addition to Matria, he has experience with such companies as Isolyser Company, Inc., McGaw, Inc., Lederle Laboratories (now Wyeth), and in an advertising capacity for Novartis Ophthalmics. Mr. Doyle is a member of the Board of Directors of the Georgia Chapter of the March of Dimes. He holds a Bachelor of Science in Biochemistry from Penn State University and Master of Business Administration from Pepperdine University.
		53	2005

J. Douglas Craft	Since 1983, Mr. Craft has been the founder and chief executive officer of Atlanta-based Medicraft Inc., one of the largest independent distributors for Medtronic Spinal Products worldwide. Mr. Craft has more than 27 years experience in the medical device arena and holds a biomedical engineering degree from Mississippi State University.	49	2006

Joseph C. Allegra, M.D.
Dr. Allegra was previously a member of Vystar’s Board from April 2008 to June 2009, and rejoined Vystar’s Board in September 2009.  Dr. Allegra is the founder/owner of various limited liability companies in the Atlanta area including Diamond II Investments, Oncology Molecular Imaging, and Kids'Time Pediatrics.  He is also the owner of Cyberlogistics, Inc and is a partner with the Seraph Group.  Dr. Allegra has held various professorships and chairmanships as a practicing oncologist.  He has an undergraduate degree in Chemistry from Temple University and obtained his MD from the Milton S. Hershey Medical Center of the Pennsylvania State University.
		62	2009

Mitsy Y. Mangum
From July 2009 to present, Ms. Mangum has been Vice President, Investments, WMS, RPC at MidSouth Capital, Inc., an independent investment banking firm in Atlanta, GA.  From July 2004 to July 2009, Ms. Mangum was a Vice President-Investments, Financial Advisor WMS, RPC with Raymond James & Associates in the Atlanta area. Ms. Mangum is an accomplished investment professional with over 23 years of financial service and industry experience both from the retail side as well as the institutional side. Ms. Mangum maintains an in-depth knowledge of the financial markets, professional money management and managing portfolios. She has a Bachelor of Science in Business Administration/ Management from College of Charleston.
		47	2008

W. Dean Waters
Mr. Waters founded and is Managing Director of FiveFold Capital, a company focused on the capital needs of community banks. Mr. Waters has more than twenty years of diversified business experience, sixteen of which has been focused on raising capital.  Over his career, Mr. Waters has raised both equity and debt financings totaling more than $5 billion.  Prior to FiveFold Capital, he was Senior Vice President in Commerce Street Capital’s Bank Development Group managing both initial and secondary community bank capital offerings.  Mr. Waters founded and was Managing Partner of Poseidon Capital Investments, LLC and was Director of Equity and Debt Syndications at Global Capital Finance.  He was Senior Vice President, Director and one of the founding members of the Capital Markets Group within GMAC Commercial Finance’s Equipment Finance Division.  Mr. Waters began his finance career at NationsBank, predecessor to the current Bank of America and in less than five years became the Managing Director of Equity Distributions of Bank of America Leasing & Capital Group.  Mr. Waters received a B.S. in Economics from East Carolina University in Greenville, N.C., and earned an M.B.A., with honors, from Wake Forest University’s Babcock Graduate School of Management in Winston-Salem, N.C.  He also represented Wake Forest in the European Business Studies program at St. Peters College of Oxford University and served eight years as a board member on the Babcock Graduate School of Management’s Alumni Council.  He holds multiple securities licenses.
	45	2008

Board Composition and Election of Directors

Our Board currently consists of five members. There are no family relationships among any of our directors or executive officers.  Our Board is composed of one class. As a result, our entire Board will be elected each year at our annual meeting of shareholders.

Our bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled by vote of a majority of our directors then in office.

Director Independence

Under Rule 5605(b)(1) of the Nasdaq Marketplace Rules, independent directors must comprise a majority of a listed company’s board of directors within one year of listing. In addition, Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. While Vystar does not currently qualify for listing on Nasdaq and will likely not qualify for some time after the date of this proxy statement, it does intend to seek such listing as soon as possible and will comply with its Marketplace Rules immediately. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Under Nasdaq Marketplace Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a public company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the public company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

In September 2008, our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of Messrs. Craft or Waters, Dr. Allegra or Ms. Mangum, representing four of our five directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq Marketplace Rule 5605(a)(2). Our Board also determined that Messrs. Craft, Waters and Ms. Mangum, who comprise our Audit Committee, satisfy the independence standards for those committees established by applicable SEC rules and the Nasdaq Marketplace Rules. In making this determination, our Board considered the relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Committees

Our Board has established an Executive Committee, an Audit Committee and a Compensation Committee. Each committee operates under a charter that was approved by our Board.

Executive Committee

The members of the Executive Committee are Messrs. Doyle, Craft and Dr. Allegra.  Mr. Doyle chairs the Executive Committee.

The role of Vystar’s Executive Committee is to oversee operations of the Board and personnel matters and if necessary, to act on behalf of the Board during on-demand activities that occur between meetings (these acts are later presented for full board review). Working on behalf of the full Board, this Committee will provide an opportunity for detailed examination of current policy issues facing Vystar, develop policy recommendations for consideration by the Board, and provide general oversight for the overall direction and operations of Vystar.

Audit Committee

The members of our Audit Committee are Messrs. Craft and Waters, and Ms. Mangum. Mr. Waters chairs the Audit Committee. Our Board has determined that each Audit Committee member satisfies the requirements for financial literacy under the current requirements of the Nasdaq Marketplace Rules. Mr. Waters is an “audit committee financial expert,” as defined by SEC rules and satisfies the financial sophistication requirements of The NASDAQ Global Market. Our Audit Committee assists our Board in its oversight of our accounting and financial reporting process and the audits of our financial statements. The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and resolution of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimus non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.

Audit Committee Charter

We have adopted an Audit Committee Charter which sets out the duties and responsibilities of our Audit Committee. The Audit Committee Charter is available on our website at www.vytex.com .  Any amendments to the Charter, or any waivers of its requirements, will be disclosed on our website.

Compensation Committee

The members of our Compensation Committee are Messrs. Craft, Waters and Dr. Allegra. Dr. Allegra chairs the Compensation Committee. The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to chief executive officer compensation;

•	determining our chief executive officer’s compensation;

•	reviewing and approving, or making recommendations to our Board with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure required by SEC rules; and

•	preparing the compensation committee report required by SEC rules.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or Compensation Committee, or other committee serving an equivalent function, of any other entity that has one or more executive officers who serve as members of our Board or our Compensation Committee. None of the members of our Compensation Committee is an officer or employee of our company, nor have they ever been an officer or employee of our company.

Compensation Committee Charter

We have adopted a Compensation Committee Charter which sets out the duties and responsibilities of our Compensation Committee. The Compensation Committee Charter is available on our website at www.vytex.com. Any amendments to the Charter, or any waivers of its requirements, will be disclosed on our website.

Meetings of the Board and Committees

During fiscal year 2010, our Board held 15 meetings, and its two standing committees, Audit Committee and Compensation Committee, held four and one meetings, respectively.  Each director, except Mr. Craft, attended at least 75% of the meetings of the Board in fiscal year 2010. Mr. Craft attended 60% of the Board meetings held in fiscal 2010.   Members of our Board are encouraged to attend our annual meetings of shareholders. All of our current Board members currently plan to attend our Annual Meeting of Shareholders on June 3, 2011.

The following table sets forth the three standing committees of our Board and the members of each committee:

Name	Board	Audit	Compensation	Executive
Mr. Doyle	Chair			Chair
Mr. Craft	X	X	X	X
Dr. Allegra	X		Chair	X
Ms. Mangum	X	X
Mr. Waters	X	Chair	X

Communications with the Board

Any shareholder who desires to contact our Board, or specific members of our Board, may do so electronically by sending an email to the following address: info@vytex.com . Alternatively, a shareholder may contact our Board, or specific members of our Board, by writing to: Shareholder Communications, Vystar Corporation, 3235 Satellite Blvd, Building 400, Suite 290, Duluth, GA 30096. All such communications will be initially received and processed by the office of our Secretary. Accounting, audit, internal accounting controls and other financial matters will be referred to the Chair of the Audit Committee. Other matters will be referred to the Board, the non-employee directors or individual directors as appropriate.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed Habif, Arogeti & Wynne, LLP (“HAW”) as our independent registered public accounting firm for the fiscal year ending on December 31, 2011, and urges you to vote for ratification of HAW’s appointment. HAW (or its predecessor) has been our only auditor since we have audited our financial statements. Although we are not required to seek your approval of this appointment, we believe it is good corporate governance to do so. No determination has been made as to what action our Audit Committee would take if you fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm if the Audit Committee concludes such a change would be in the best interests of Vystar and its shareholders.

We expect representatives of HAW to be present at the meeting and available to respond to appropriate questions by shareholders. Additionally, the representatives of HAW will have the opportunity to make a statement if they so desire.

Vote Required and Board Recommendation

Shareholder ratification of HAW as our independent registered public accounting firm requires the affirmative vote of holders of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as a negative vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PRINCIPAL ACCOUNTING FEES AND SERVICES

During fiscal years 2010 and 2009, we retained HAW to provide services in the following categories and amounts:

Fee Category	2010	2009
Audit Fees	$99,145	$113,394
Audit-Related Fees	$-	$-
Tax Fees	$5,120	$3,000
All Other Fees	$-	$-

Total	$104,265	$116,394

Audit fees include the audit of Vystar’s annual financial statements, review of financial statements included in each of our Quarterly Reports on Form 10-Q, and services that are normally provided by HAW in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to accounting-related consulting services.

Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning. This category includes fees primarily related to the preparation and review of federal, state and international tax returns and assistance with tax audits.

All other fees include assurance services not related to the audit or review of our financial statements.

Our Audit Committee determined that the rendering of non-audit services by HAW is compatible with maintaining the independence of HAW.

AUDIT COMMITTEE PRE-APPROVAL OF SERVICES PERFORMED BY OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

It is the policy of our Audit Committee to pre-approve all audit and permissible non-audit services to be performed by HAW. Our Audit Committee pre-approves services by authorizing specific projects within the categories outlined above, subject to a budget for each category. Our Audit Committee’s charter delegates to one or more members of the Audit Committee the authority to address any requests for pre-approval of services between Audit Committee meetings, and the subcommittee or such member or members must report any pre-approval decisions to our Audit Committee at its next scheduled meeting.

All services related to audit fees, audit-related fees, tax fees and all other fees provided by HAW during fiscal years 2010 and 2009 were pre-approved by the Audit Committee in accordance with the pre-approval policy described above.

For more information on HAW, please see “Report of the Audit Committee.”

REPORT OF THE AUDIT COMMITTEE*

The Audit Committee’s role includes the oversight of our financial, accounting and reporting processes; our system of internal accounting and financial controls; our enterprise risk management program; and our compliance with related legal, regulatory and ethical requirements. The Audit Committee oversees the appointment, compensation, engagement, retention, termination and services of our independent registered public accounting firm, including conducting a review of its independence; reviewing and approving the planned scope of our annual audit; overseeing our independent registered public accounting firm’s audit work; reviewing and pre-approving any audit and non-audit services that may be performed by it; reviewing with management and our independent registered public accounting firm the adequacy of our internal financial and disclosure controls; reviewing our critical accounting policies and the application of accounting principles; and monitoring the rotation of partners of our independent registered public accounting firm on our audit engagement team as required by regulation. The Audit Committee establishes procedures, as required under applicable regulation, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee’s role also includes meeting to review our annual audited financial statements and quarterly financial statements with management and our independent registered public accounting firm. The Audit Committee held four meetings during fiscal year 2010.

Each member of the Audit Committee meets the independence criteria prescribed by applicable regulation and the rules of the SEC for audit committee membership and is an “independent director” within the meaning of NASDAQ listing standards. Each Audit Committee member meets NASDAQ’s financial literacy requirements, and the Board has further determined that Mr. Waters is a “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC also meets NASDAQ’s financial sophistication requirements. The Audit Committee acts pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and NASDAQ, a copy of which can be found on our website at www.vytex.com.

We have reviewed and discussed with management and HAW Vystar’s audited financial statements. We discussed with HAW and Vystar’s Chief Financial Officer the overall scope and plans of HAW’s audits. We met with HAW, with and without management present, to discuss results of its examinations, its evaluation of Vystar’s internal controls, and the overall quality of Vystar’s financial reporting.

We have reviewed and discussed with HAW matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. We have received from HAW the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding HAW’s communications with the Audit Committee concerning independence. We have discussed with HAW matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with HAW’s independence.

Based on the reviews and discussions referred to above and our review of Vystar’s audited financial statements for fiscal year 2010, we recommended to the Board that Vystar’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE
W. Dean Waters, Chair
J. Douglas Craft
Mitsy Y. Mangum

*
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Vystar under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing

CORPORATE GOVERNANCE

Corporate Governance Guidelines

We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our shareholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, Board meetings, chief executive officer performance evaluation and management development and succession planning for senior management, including the chief executive officer position. A copy of our Corporate Governance Guidelines is available on our website at www.vytex.com.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics applicable to all officers, directors and employees of Vystar that comply with  NASDAQ listing standards. The Code of Business Conduct and Ethics includes an enforcement mechanism, and any waivers for directors or executive officers must be approved by our Board and disclosed in a current report on Form 8-K with the SEC. This Code of Business Conduct is publicly available on our website at www.vytex.com . There were no waivers of the Code of Business Conduct and Ethics for any of our directors or executive officers during fiscal year 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of April 20, 2011 by each entity or person who is known to beneficially own 5% or more of our common stock, each of our directors, each Executive Officer identified in “Executive Compensation—Summary Compensation Table” contained in this proxy statement and all of our directors and current executive officers as a group.  This table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. None of the shares beneficially owned by our executive officers and directors are pledged as security. Applicable percentages are based on 15,457,524 shares outstanding on April 20, 2011, adjusted as required by rules promulgated by the SEC.

5% Stockholders:
Travis W. Honeycutt Gainesville, GA	2,496,900	16.2%
Margaret S. Honeycutt Gainesville, GA	2,497,000	16.2%

Directors and Executive Officers
William Doyle* (1)	2,714,000	15.0%
Matthew Clark* (2)	605,334	3.8%
Sandra Parker* (3)	329,282	2.1%
Jack W. Callicutt* (4)	150,000	1.0%
J. Douglas Craft (5) Atlanta, GA	490,000	3.1%
Joseph C. Allegra, M.D. (6) Atlanta, GA	815,000	5.2%
W. Dean Waters (7) Atlanta, GA	324,334	2.1%
Mitsy Y. Mangum (7) Atlanta, GA	225,000	1.4%
All directors and executive officers as a group	5,652,950	28.4%

* Address for all asterisked is the Company headquarters at: 3235 Satellite Blvd., Bldg, 400, Ste 290, Duluth, GA 30096.

(1)	Includes vested options to acquire 2,650,000 shares of common stock at a price of $0.68 per share.

(2)	Includes vested options to acquire 418,334 shares of common stock at a price of $0.68 per share.

(3)	Includes vested options and warrants to acquire 281,282 shares of common stock at a price of $0.68 per share.

(4)	Consists of vested options to acquire shares of common stock at $0.68 per share.

(5)	Includes vested options and warrants to acquire 360,000 shares of common stock at a price of $0.68 per share.

(6)	Includes vested options and warrants to acquire 220,000 shares of common stock at a price of $0.68 per share.

(7)	Includes vested options and warrants to acquire 240,000 shares of common stock at a price of $0.68 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and any person or entity who owns more than ten percent of a registered class of our common stock or other equity securities, to file with the SEC certain reports of ownership and changes in ownership of our securities. Executive officers, directors and shareholders who hold more than ten percent of our outstanding common stock are required by the SEC to furnish us with copies of all required forms filed under Section 16(a). We prepare Section 16(a) forms on behalf of our executive officers and directors based on the information provided by them.

Based solely on review of this information and written representations by our executive officers and directors that no other reports were required, we believe that, during fiscal year 2010, no reporting person failed to file the forms required by Section 16(a) of the Exchange Act on a timely basis except Jack W. Callicutt, whose initial Form 3 was inadvertently filed three business days late.

EQUITY COMPENSATION PLAN INFORMATION

The following table shows information related to our common stock which may be issued under our 2004 Long-Term Incentive Compensation Plan, as amended, as of April 20, 2011:

Plan Category	Number of securities to be issued upon exercise of outstanding options by Executive Officers	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
2004 Long-Term Incentive Compensation Plan, as amended, approved by shareholders	7,112,500	$0.69	2,887,500

Total	7,112,500	$0.69	2,887,500

Our 2004 Long-Term Incentive Compensation Plan, as amended, which we refer to as the 2004 Plan, was adopted by our Board in 2004, and amended and approved by our shareholders in 2009. A maximum of 10,000,000 shares of common stock were authorized for issuance under the 2004 Plan.

The 2004 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock and other stock-based awards. Our officers, employees, consultants and directors are eligible to receive awards under the 2004 Plan; however, incentive stock options may only be granted to our employees. In accordance with the terms of the 2004 Plan, our Board administers the 2004 Plan and, subject to any limitations in the 2004 Plan, selects the recipients of awards and determines:

•	the number of shares of common stock covered by options and the dates upon which those options become exercisable;

•	the exercise prices of options;

•	the duration of options;

•	the methods of payment of the exercise price; and

•
the number of shares of common stock subject to any restricted stock or other stock-based awards and the terms and conditions of those awards, including the conditions for repurchase, issue price and repurchase price.

Pursuant to the terms of the 2004 Plan, in the event of a change in control of our company, each outstanding option under the 2004 Plan will vest, but the holders shall have the right, assuming the holder still maintains a continuous service relationship with us, immediately prior to such dissolution or liquidation, to exercise the option to the extent exercisable on the date of such dissolution or liquidation.

In the event of a merger or other reorganization event, our Board shall have the discretion to provide for any or all of the following: (a) the acceleration of vesting or the termination of our repurchase rights of any or all of the outstanding awards, (b) the assumption or substitution of all options by the acquitting or succeeding entity or (c) the termination of all options that remain outstanding at the time of the merger or other reorganization event.

Please see Part II, Item 8 “Financial Statements and Supplementary Data” of our 2010 Annual Report on Form 10-K in the Notes to Financial Statements at Note 9, “Share-Based Compensation” for further information regarding our equity compensation plan and awards.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Our Compensation Committee, which was recently elected by our Board, oversees our executive compensation program. In this role, the Compensation Committee reviews and approves annually all compensation decisions relating to our executive officers. Our historical executive compensation programs were developed and implemented by our Board consistent with practices of other venture-backed, privately-held companies. Prior to becoming a publicly reporting company in August 2009, our compensation programs, and the process by which they were developed, were less formal than those typically employed by a public company. During that time, our Board generally benchmarked our executive compensation on an informal basis by comparing our executives’ compensation to our estimates of executive compensation paid by companies in our industry and region that are also comparable to us in size, revenue, financial condition and capital investment. We have referred to this group as our company peer group. The Board and the Compensation Committee is continuing to formalize their approach to the development and implementation of our executive compensation programs.

Objectives and Philosophy of Our Executive Compensation Programs

Our Compensation Committee’s primary objectives with respect to executive compensation are to:

•	attract, retain and motivate talented executives;

•
promote the achievement of key financial and strategic performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and, in some cases, individual performance goals; and

•	align the incentives of our executives with the creation of value for our shareholders.

To achieve these objectives, the Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels the committee believes are competitive with those of our company peer group. In addition, our executive compensation program will tie a substantial portion of each executive’s overall compensation to key strategic, financial and operational goals such as our financial and operational performance, the growth of our customer base, new development initiatives and the establishment and maintenance of key strategic relationships. We will also provide a portion of our executive compensation in the form of stock options that vest over time, which we believe helps to retain our executives and aligns their interests with those of our shareholders by allowing them to participate in the longer term success of our company as reflected in stock price appreciation.

At our early stage of development, we believe that equity-based compensation (which to date, has been in the form of non-qualified stock options) is the most appropriate form of compensation to align the interests of our executive officers with those of our shareholders.  As a result, the base salaries of our executive officers are modest.  Cash bonus plans are based on the attainment of specific financial milestones or the passage of time as executive officers of the Company

We compete with many other companies for executive personnel. Accordingly, the Compensation Committee will generally target overall compensation for executives to be competitive with that of our company peer group. Variations to this targeted compensation may occur depending on the experience level of the individual and market factors, such as the demand for executives with similar skills and experience.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program will be:

•	base salary;

•	cash incentive bonuses;

•	equity incentive awards;

•	termination benefits upon termination without cause; and

•	insurance and other employee benefits and compensation.

We do not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, our Compensation Committee will establish these allocations for each executive officer on an annual basis. Our Compensation Committee will establish cash compensation targets based primarily upon informal benchmarking data, such as comparing the compensation of our executives to companies in our company peer group, as well as the performance of our company as a whole and of the individual executive and executive team as a whole. Our Compensation Committee will establish non-cash compensation based upon this informal benchmarking data, the performance of our company as a whole and of the individual executive and executive team as a whole, the executives’ equity ownership percentage and the amount of their equity ownership that is vested equity. Particularly at our stage of development, we believe that the long-term performance of our business is improved through the grant of stock-based awards so that the interests of our executives are aligned with the creation of value for our shareholders.

COMPENSATION COMMITTEE REPORT*

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” contained in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

COMPENSATION COMMITTEE
Joseph Allegra, M.D.
J. Douglas Craft
W. Dean Waters

* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Vystar under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned by our Chairman, Chief Executive Officer and President, our Chief Financial Officer and two other executive officers during 2010, 2009 and 2008.

		Option	All Other
		Awards	Compensation
Name and Principal Position	Salary	(1)	(2)	Total
William R. Doyle
Chairman, Chief Executive Officer and President

2010	$185,000	$198,240	$9,024	$392,264
2009	$185,000	$-	$3,128	$188,128
2008	$169,519	$1,172,747	$2,283	$1,344,549

Jack W. Callicutt (3)
Chief Financial Officer

2010	$91,346	$149,098	$7,304	$247,748
2009	$-	$-	$-	$-
2008	$-	$-	$-	$-

Sandra Parker (4)
Executive Vice President of Sales and Business Development

2010	$125,000	$49,560	$10,917	$185,477
2009	$154,992	$-	$7,490	$162,482
2008	$126,750	$147,134	$4,370	$278,254

Matthew P. Clark
Vice President of Technical Sales

2010	$85,000	$49,560	$15,672	$150,232
2009	$85,000	$46,074	$18,392	$149,466
2008	$70,659	$167,535	$16,308	$254,501

(1)
These amounts do not reflect the actual economic value realized by the executive officers. In accordance with SEC rules, this column represents the dollar amount recognized as compensation expense by Vystar for financial statement reporting purposes for fiscal years 2010, 2009 and 2008 for stock options granted to each of the executive officers in fiscal years 2010, 2009 and 2008, respectively, as well as prior fiscal years, in accordance with applicable accounting guidance related to stock-based compensation. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions. No stock options were forfeited by any of the executive officers in fiscal years 2010, 2009 and 2008. For additional information on the valuation assumptions underlying the value of these awards, see the Notes to Financial Statements at Note 9, “Share-Based Compensation” in our 2010 Annual Report on Form 10-K. The individual awards reflected in this summary compensation table are further summarized below under “Outstanding Equity Awards at Fiscal Year End.”

(2)	Amounts consist of medical, dental, vision, life insurance and disability insurance premiums and 401(K) contributions paid by us on behalf of the named executive officer.

(3)	Mr. Callicutt joined Vystar as Chief Financial Officer on April 8, 2010.

(4)	Ms. Parker’s employment with Vystar ended on March 31, 2011.

Employment Agreements

On November 11, 2008, Vystar entered into an employment agreement with William R. Doyle to continue to serve as Vystar’s President, Chief Executive Officer and Chairman of the Board. The term of the agreement is effective until terminated by either party in accordance with the terms of the agreement. Under the agreement, Mr. Doyle receives a base salary of $185,000 per year, as such base salary may be adjusted by the Board, and an annual bonus equal to a maximum of 125% of Mr. Doyle’s base salary based on the success of the Company in meeting its objectives, as determined by the Board; provided, that no cash bonus is payable to Mr. Doyle on any date unless he is employed by the Company on that date. The amount of the annual bonus is determined by the Board based on the percentage of achievement of the stated company objectives.  The effective date of the annual bonus calculation is the Company’s fiscal year-end and is payable in one or more installments as determined by the Board beginning in the first quarter of the following fiscal year. Mr. Doyle’s employment agreement is terminable at will by the Company for cause or without cause as defined in the agreement. However, if Mr. Doyle’s employment is terminated by Vystar without cause, Vystar is obligated to pay Mr. Doyle compensation earned through the date of termination plus a severance payment equal to six (6) months base salary from the date of termination payable as if he had remained an employee of the Company, plus, assuming Mr. Doyle complies with non-compete and non-solicitation covenants contained in the employment agreement, an amount equal to 75% of Mr. Doyle’s base salary amount for the one (1) year period after the date of termination. If Mr. Doyle is terminated for cause or he terminates the employment agreement without cause, he is only entitled to compensation accrued through the date of termination.

On April 8, 2010, Vystar entered into an employment agreement with Jack W. Callicutt to serve as Vystar’s Chief Financial Officer. The term of the agreement continues unless a party gives the other party notice of intent to not renew 90 days prior to each annual anniversary date, unless earlier terminated as described below. Under the agreement, Mr. Callicutt receives a base salary of $125,000 per year and is eligible for performance based cash bonuses based upon the recommendation of the Mr. Doyle and approval by the Compensation Committee. Mr. Callicutt was granted a total of 200,000 stock options at an exercise price of $1.75 per share, 50,000 of which vested on July 8, 2011 and 50,000 of which vest on each of the next three anniversaries of the employment agreement. Mr. Callicutt’s employment agreement is terminable at will by the Company for cause or without cause as defined in the agreement. However, if Mr. Callicutt’s employment is terminated by Vystar without cause, Vystar is obligated to pay Mr. Callicutt compensation earned through the date of termination plus a severance payment equal to three (3) months base salary plus any earned bonuses, plus health insurance benefits from the date of termination payable as if he had remained an employee of the Company. If Mr. Callicutt is terminated for cause or he terminates the employment agreement without cause, he is only entitled to compensation through the date of termination.

On April 1, 2008, Vystar entered into an employment agreement with Sandra Parker to serve as Vystar’s Executive Vice President Sales and Marketing. The employment agreement was amended on July 1, 2009. The term of the agreement continues unless a party gives the other party notice of intent to not renew 90 days prior to each annual anniversary date, unless earlier terminated as described below. Under the agreement, Ms. Parker receives a base salary of $125,000 per year plus, if earned, a bonus based on Ms. Parker’s sales quotas from July 1, 2009 to June 30, 2010. Such base salary and sales quotas may be adjusted from year-to-year. Further, Ms. Parker is entitled to a monthly bonus of 1% of Total Raw Material Revenue, if any, and 2% of the Total License Revenue, if any. Ms. Parker was granted a total of 200,000 stock options at an exercise price of $1.00 per share, 50,000 of which vested immediately upon execution of the employment agreement and 50,000 of which vest on each of the next three anniversaries of the employment agreement.

Ms. Parker’s employment agreement is terminable at will by the Company for cause or without cause as defined in the agreement. However, if Ms. Parker’s employment is terminated by Vystar without cause, Vystar is obligated to pay Ms. Parker compensation earned through the date of termination plus a severance payment equal to three (3) months base salary plus any earned commissions or bonuses, plus health insurance benefits from the date of termination payable as if she had remained an employee of the Company. If Ms. Parker is terminated for cause or she terminates the employment agreement without cause, she is only entitled to compensation through the date of termination.  In connection with the amendment, Ms. Parker’s title was changed to Executive Vice President of Sales and Business Development.   Ms. Parker was no longer employed by Vystar after March 31, 2011 and no severance was paid.

On January 4, 2010, Vystar entered into an employment agreement with Matthew Clark to continue to serve as Vystar’s Vice President of Technical Sales. The term of the agreement is effective until terminated by either party in accordance with the terms of the agreement. Under the agreement, Mr. Clark receives a base salary of $85,000 per year, as such base salary may be adjusted by the Board, and an annual bonus as determined by sales targets and objectives to be determined by the Compensation Committee; provided, that no cash bonus is payable to Mr. Clark on any date unless he is employed by the Company on that date.  Additionally, Mr. Clark is entitled to receive commission payments of five percent (5%) of the gross profit earned by the Company, less any refunds or credits the Company extends, for all sales of Company products made in the applicable months and/or for all licensing sales and/or royalty payments received by the Company for the use of the Company’s technology by another manufacturer. Mr. Clark’s employment agreement is terminable at will by the Company for cause or without cause as defined in the agreement. However, if Mr. Clark’s employment is terminated by Vystar without cause, Vystar is obligated to pay Mr. Clark compensation earned through the date of termination plus a severance payment equal to three (3) months base salary plus any earned commissions or bonuses, plus employee benefits from the date of termination payable as if he had remained an employee of the Company. If Mr. Clark is terminated for cause or he terminates the employment agreement without cause, he is only entitled to compensation through the date of termination.

Additional details regarding our employment agreements with Mr. Doyle, Mr. Callicutt and Mr. Clark and certain payments due them in the event of their termination without cause, including estimates of amounts payable in specified circumstances, are disclosed in “Executive Compensation—Potential Payments upon Termination Without Cause” and contained in this proxy statement.

Grants of Plan-Based Awards for Fiscal Year 2010

The following table shows all plan-based awards granted to the executive officers during fiscal year 2010. The equity awards granted in fiscal year 2010 identified in the table below are also reported in “Outstanding Equity Awards at Fiscal Year End.” For additional information regarding the non-equity incentive plan awards and the equity incentive plan awards, please refer to the cash incentives and equity incentives sections of our “Compensation Discussion and Analysis.”

Executive Officer	Grant Date	All Other Option Awards: Number of Securities Underlying Options (1) (#)	Exercise or Base Price of Option Awards ($/Share)	Total Grant Date Fair Value of Option Awards (2)
William R. Doyle	April 12, 2010	300,000	$2.00	$198,240

Jack W. Callicutt	April 12, 2010	200,000	$1.75	$149,098

Matthew P. Clark	April 12, 2010	75,000	$2.00	$49,560

Sandra Parker	April 12, 2010	75,000	$2.00	$49,560

(1)	This column represents awards of options under our 2004 Plan.

(2)
These amounts do not reflect the actual economic value realized by the executive officer. In accordance with SEC rules, this column represents the grant date fair value of each equity award. Furthermore, the option grants to Mr. Doyle, Mr. Clark and Ms. Parker only vest based upon the achievement of certain financial targets in 2010-2012, and no options vested in 2010 as the targets were not met.  For additional information on the valuation assumptions underlying the value of these awards, see Note 9, “Share-Based Compensation” of the Notes to our Financial Statements included in our 2010 Annual Report on Form 10-K.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our executive officers as of December 31, 2010:

Name	Number of Securities Underlying Unexercised Options Exercisable(#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Option Expiration Date
William R. Doyle	300,000				1.00	12/2/2014
	100,000				1.50	4/28/2015
	500,000				1.00	10/1/2016
	1,750,000				1.00	2/11/2018
		300,000	(1)	300,000	2.00	4/12/2012

Matthew P. Clark	100,000				1.00	1/1/2017
	250,000				1.00	2/11/2018
	33,334	16,667	(2)	16,667	1.63	7/6/2019
	10,000	15,000	(3)	20,000	1.63	7/22/2019
		75,000	(1)		2.00	4/12/2012

Sandra Parker	150,000	50,000	(4)	50,000	1.00	4/1/2018
		75,000	(1)		2.00	4/12/2012

Jack W. Callicutt	50,000	150,000	(5)	150,000	1.75	8/7/2019

(1)	Vesting is contingent upon achieving certain financial targets in 2010-2012.

(2)	The remaining unvested portion of the option grant to Matthew P. Clark vests on July 6, 2011.

(3)	The remaining unvested portion of the option grant to Matthew P. Clark vests 5,000 each on July 22, 2011, 2012 and 2013.

(4)	The remaining unvested portion of the option grant to Sandra Parker vested on March 31, 2011.

(5)	The remaining unvested portion of the option grant to Jack W. Callicutt vests 50,000 each on April 8, 2011, 2012, and 2013.

Risk Analysis of Performance-Based Compensation Programs

The Compensation Committee believes that our executive compensation programs do not encourage or result in excessive risk taking.  Such programs consist of base salaries, cash bonuses (none of which have been paid to date), and stock option grants.  Cash bonuses and the vesting of stock option grants for Mr. Doyle, our Chief Executive Officer, Chairman and President, are based on milestones to be set by our Compensation Committee. We anticipate that such bonuses and stock options will be based on attaining specified percentages of the company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”).  As a result, such bonuses will likely be focused on increasing revenues and managing expenses, all of which is consistent with the interests of our shareholders.  Further, the cash bonuses will likely be capped at a percentage of his base salary.  We believe this cap will limit the incentive for excessive risk-taking.

The compensation programs for Mr. Callicutt, our Chief Financial Officer, and Mr. Clark, our Vice President of Technical Sales, is composed of a base salary, cash bonuses and stock option grants.  Mr. Clark’s bonus program is based on attaining gross profit from the sale of Company products and/or the licensing of our products.  We do not believe that these compensation programs provide incentive for excessive risk-taking as they are consistent with our goal of increasing revenues and generating profits.

No other officers of the Company have employment agreements that specify compensation programs.

Retirement and Deferred Compensation Plan Benefits

We do not provide our employees, including the executive officers, with a defined benefit pension plan, any supplemental executive retirement plans, or retiree health benefits. The executive officers may participate on the same basis as other employees in Vystar’s Section 401(k) Retirement Savings Plan (the “401(k) Plan”). The 401(k) Plan allows for matching contributions to be made by us. We currently match dollar for dollar on the first three percent (3%) of compensation and $.50 on each dollar of the next two percent (2%) of compensation. As a tax-qualified retirement plan, contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan and all contributions are deductible by us when made. Vystar makes a matching contribution to help attract and retain employees and to provide an additional incentive for our employees to save for their retirement in a tax-advantaged manner.

Perquisites and Additional Benefits and Programs

We provide limited perquisites to our executive officers. In considering potential perquisites, the Compensation Committee considers the cost to Vystar as compared to the perceived value to Vystar.

We also provide the following benefits to the executive officers, on the same terms and conditions as provided to all other eligible employees:

▪	health, dental and vision insurance;

▪	life insurance;

▪	medical and dependent care flexible spending account; and

▪	short-term and long-term disability, accidental death and dismemberment.

We believe these benefits to be consistent with benefits provided by companies with which we compete for executive-level talent.

Potential Payments upon Termination Without Cause

The following table sets forth the estimated potential payments and benefits payable to three (3) executive officers in the event of a termination of employment without cause.

Executive Officer	Monthly Severance Programs (1)	Additional Monthly Severance Payments (2)	Continuing Benefits (3)	TOTALS

William R. Doyle	$92,500	$138,750	$962	$232,212
Jack W. Callicutt	$31,250	—	$2,400	$33.650
Matthew Clark	$21,250	—	$3,920	$25,170

(1)	The amounts represent the aggregate of monthly payments for six (6) months for Mr. Doyle and three (3) months for Mr. Callicutt and Mr. Clark.

(2)
In the event that Mr. Doyle complies with certain restrictive covenants in his employment agreement, after termination without cause, he is additionally entitled to this amount (75% of his base salary) payable in monthly installments over a one (1) year period following the initial six (6) month period of monthly severance payments.

(3)	Consists of health insurance premiums.

Sandra Parker is no longer employed by the Company after March 31, 2011 and received no severance.

DIRECTOR COMPENSATION

The following table sets forth certain information with respect to compensation awarded to, paid to or earned by each of Vystar’s non-employee directors during fiscal year 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Total ($)(2)

J. Douglas Craft	0	0	$46,505	$46,505
Joseph Allegra, M.D.	0	0	$48,946	$48,946
W. Dean Waters	0	0	$46,505	$46,505
Mitsy Y. Mangum	0	0	$46,505	$46,505

(1)
In 2009, all non-employee directors were granted 400,000 options at $1.63 per share which vest 20,000 options at the end of each fiscal quarter for five (5) years beginning June 30, 2009, for Messrs. Craft and Waters, and Ms. Mangum, and beginning September 30, 2009 for Dr. Allegra.  Such vesting is based on each director’s continued service as a director at each quarterly vesting date.  The amounts included represent the portion of the original total grant date fair value of options that vested in 2010.

(2)
These amounts do not reflect the actual economic value realized by the directors. In accordance with SEC rules, this column represents the dollar amount recognized as compensation expense by Vystar for financial statement reporting purposes for fiscal year 2010 for stock options granted to each of the non-employee directors during fiscal year 2009, in accordance with applicable accounting guidance related to stock-based compensation. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions underlying the value of these awards, see the Notes to Financial Statements at Note 9, “Share-Based Compensation” in our 2010 Annual Report on Form 10-K.

Compensation Philosophy

The current policy of our Board is that compensation for non-employee directors should be equity-based compensation to reward directors for quarterly periods of service in fulfilling their oversight responsibilities. Vystar does not compensate its management director (Chief Executive Officer) for Board service in addition to his regular employee compensation.

Expenses

We reimburse our directors for their travel and related expenses in connection with attending Board and committee meetings, as well as costs and expenses incurred in attending director education programs and other Vystar-related seminars and conferences.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

There are no members of our Compensation Committee who were officers or employees of Vystar during fiscal year 2010.  No members were formerly officers of Vystar or had any relationship otherwise requiring disclosure hereunder. During fiscal year 2010, no interlocking relationships existed between any of our executive officers or members of our Board or Compensation Committee, on the one hand, and the executive officers or members of the board of directors or compensation committee of any other entity, on the other hand.

TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Vystar’s Code of Business Conduct requires that all employees and directors avoid conflicts of interests that interfere with the performance of their duties or are not in the best interests of Vystar.

In addition, pursuant to its written charter, the Audit Committee considers and approves or disapproves any related person transaction as defined under Item 404 of Regulation S-K promulgated by the SEC, after examining each such transaction for potential conflicts of interest and other improprieties. The Audit Committee has not adopted any specific written procedures for conducting such reviews and considers each transaction in light of the specific facts and circumstances presented.

Transactions with Related Persons

During 2005 and 2006, the Company advanced cash and made payments on behalf of Climax Global Energy, Inc. (“Climax”), a development stage company controlled by the Company’s former CEO, resulting in a note.  On August 15, 2008, the Company entered into an agreement with Climax which specified the repayment terms of the note receivable.  The significant terms were established as follows:  (A) the note is non-interest bearing, (B) a $25,000 payment to be made on or before September 30, 2008, (C) equal monthly payments of $5,000 will commence in October 2008, and (D) the note shall be due and payable in full no later than January 31, 2010.  In 2008, due to uncertainty of collection a reserve of approximately $120,000 was recorded against the note, and in 2009, the reserve was reversed when it became apparent that the note would be repaid.  In 2009 all payments due under the agreement were received by the Company, and the note balance totaling $137,949 was paid in full in the first quarter of 2010.

At December 31, 2009, the Company had accrued severance of $81,250 payable to the Company’s former CFO, Glenn Smotherman.  Mr. Smotherman has agreed to payment of this liability beginning at the earlier of payment in full of the Climax receivable or the Company’s achievement of specific sales goals.  The payments on this liability began in January 2010 and will be satisfied in 24 equal monthly payments.  The balance of this accrued severance at December 31, 2010 was $40,626.

ANNUAL REPORT

Accompanying this proxy statement is our Annual Report on Form 10-K for the fiscal year ended December 31, 2010. The 2010 Annual Report contains audited financial statements covering our fiscal years ended December 31, 2010 and 2009. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC, are available free of charge on our website at www.vytex.com

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Shareholder proposals may be included in our proxy statement for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. For a shareholder proposal to be considered for inclusion in our proxy statement for the annual meeting to be held in 2012, we must receive the proposal at our principal executive offices, addressed to the Secretary, no later than December 19, 2011.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vystar Corporation, c/o Island Stock Transfer, 100 Second Avenue South, Suite 7055, St. Petersburg, FL 33701.

VOTE BY FAX
Mark, sign and date your proxy card and return it via fax to 1-727-289-0069

VOTE ONLINE
Visit www.islandstocktransfer.com
Click on Vote Your Proxy
Enter your control number     _______________________
Enter your vote

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VYSTAR CORPORATION

Vote on Directors

The Board of Directors recommends a vote FOR all nominees.						Vote on Proposals

The Board of Directors recommends a
1.	Election of the five (5) Directors proposed in the accompanying Proxy Statement to serve for a one-year term.		For	Against	Abstain	vote FOR Proposal 2.		For	Against	Abstain

	1a. 1b. 1c. 1d. 1e.	William R. Doyle J. Douglas Craft Joseph Allegra MD Mitsy Y. Mangum W. Dean Waters	☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐	2.	Ratification of the appointment of Habif, Arogeti & Wynne, LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2011.	☐	☐	☐

Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased shareholder should give their full title. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX]				Date		Signature (Joint Owners)	Date

VYSTAR CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints William R. Doyle and Dawn Ely, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Vystar Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the offices of Greenberg Traurig LLP, 3290 Northside Parkway, Suite 400, Atlanta, GA on Friday, June 3, 2011 at 8:00 am local time, and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR the election of the nominees listed on the reverse side for the Board of Directors and for the proposal. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting.

IF YOU ELECT TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY
USING THE ENCLOSED ENVELOPE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)